UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2005
                                                          --------------

                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-11380                  11-2650500
--------------------------------     --------------         --------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       file number)           Identification No.)


 1983 Marcus Avenue, Lake Success, New York                     11042
-------------------------------------------                  ------------
(Address of principal executive offices)                      (Zip Code)

                                 (516) 750-1600
                                ----------------
              (Registrant's telephone number, including area code)

Item 2.01. Completion of Acquisition or Disposition of Assets.
           ---------------------------------------------------

     On April 22, 2005, ATC Healthcare, Inc. ("ATC Healthcare" or "ATC") sold to Onward Healthcare, Inc. ("Onward Healthcare") of Norwalk, Connecticut, substantially all of the assets of ATC's All Care Nursing Services ("All Care Nursing Services") wholly-owned subsidiary. All Care Nursing Services provides per diem staffing to hospitals and healthcare facilities located in Connecticut, the greater New York City area, and northern New Jersey. The assets consisted primarily of intangibles and goodwill. The sale was made pursuant to an Asset Purchase Agreement dated as of April 13, 2005, between ATC Healthcare and Onward Healthcare.

     ATC received total consideration of $20,000,000 in exchange for the assets of All Care Nursing Services, of which $18,750,000 was paid in cash at closing and the balance of $1,250,000 in cash was placed in escrow, principally to cover the collection of All Care's accounts receivable transferred as part of the sale.

     ATC Healthcare originally acquired the assets of All Care Nursing Services in January 2002. ATC is using the net proceeds from the sale to pay down approximately $12,000,000 of its senior debt and to repay and restructure the $29,000,000 of debt issued by ATC in connection with its acquisition of the assets of All Care. This restructuring will reduce the company's debt by approximately $33,000,000, from $50,000,000 to approximately $17,000,000. In connection with the sale ATC has reduced it's line of credit by $25,000,000 to $15,000,000 and extended the term of its credit facility with its lender three years until April 2008.

     ATC provides medical staffing personnel to hospitals, nursing homes, clinics, and other healthcare facilities with 51 locations and conducts business in 33 states. Onward Healthcare is a privately held, nationwide provider of per diem, travel, international, and permanent placement services for nursing and allied healthcare professionals to over 1,500 hospitals and healthcare facilities in all 50 states.

     On April 25, 2005, ATC Healthcare issued a press release announcing the sale to Onward Healthcare of the assets of All Care Nursing Services. A copy of that press release is attached hereto as Exhibit 99.7.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------
     (b)  Pro Forma Financial Information.
          --------------------------------
          Pro forma financial information for ATC Healthcare, Inc., including
          (1) a balance sheet as of the end of its third quarter, November 30, 2004, (2) an income statement for its fiscal year ended February 29, 2004, and (3) an income statement for the nine months ended November 30, 2004.

     (c)  Exhibits.
          ---------

          Exhibit Number    Description
          --------------    -----------
          Exhibit 99.6      Press release of April 25, 2005

          [Exhibit 99.7     Asset Purchase Agreement dated as of April 13, 2005,
                            between ATC Healthcare, Inc. and Onward Healthcare,
                            Inc.]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2005

                                                ATC Healthcare, Inc.

                                                By: /s/ Andrew Reiben
                                                    -----------------
                                                Name:  Andrew Reiben
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (b)  Pro Forma Financial Information.
          --------------------------------

                         PRO FORMA FINANCIAL INFORMATION
                              ATC HEALTHCARE, INC.
                 PROFORMA CONSOLIDATED BALANCE SHEET - UNAUDITED
                                NOVEMBER 30, 2004
                             (DOLLARS IN THOUSANDS)

                         HISTORICAL         ATC                       PROFORMA
                                         STAFFING
                                         SERVICES,
                        CONSOLIDATED        INC.                    CONSOLIDATED
                             ATC            DBA                         ATC
                         HEALTHCARE,      ALLCARE         OTHER      HEALTHCARE,
                             INC.          SALE        ADJUSTMENTS      INC.
                        ------------  --------------   ------------ ------------
ASSETS
Current Assets
   Cash and cash                876            -                -           876
    equivalents
   Accounts                  20,573       (9,856)(1)            -        10,717
    receivable, net of
    allowance
   Prepaid expenses           5,448          (68)(1)        1,250(4)      6,630
    and other current
    assets
Total Current Assets         26,897       (9,924)           1,250        18,223
   Fixed Asset, net             622          (47)(1)            -           575
   Intangibles                5,721            -                -         5,721
   Goodwill                  31,807      (30,568)(2)            -         1,239
   Deferred income            1,069            -                -         1,069
    taxes
   Other assets               1,323          (34)(1)            -         1,289
Total assets                 67,439      (40,573)           1,250        28,116

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities
   Accounts payable           9,483         (770)               -         8,713
    and accrued
    expenses
   Current portion           21,674       (9,332)(3)       (4,112)(5)     8,230
    due under bank
    financing
   Current portion of         1,591         (556)(3)            -         1,035
    notes and
    guarantee payable
Total current liabilities    32,748      (10,658)          (4,112)       17,978
Notes guarantee payable      29,662      (20,927)(3)            -         8,735
Convertible debentures          585            -                -           585
Warrant liabilities              95            -                -            95
Other liabilities                41            -                -            41
Total liabilities            63,131      (31,585)          (4,112)       27,434

   Commitments and
    contingencies
   Convertible Series         1,120            -                -         1,120
    A Preferred Stock

   Stockholders'
    Equity
   Class A                      249            -                -           249
   Class B                        2            -                -             2
   APIC                      14,190            -                -        14,190
   Accumulated deficit      (11,253)      (8,988)(6)        5,362(6)    (14,879)
Total Stockholder's           3,188       (8,988)           5,362          (438)
 equity
Total Liabilities and        67,439      (40,573)           1,250        28,116
Stockholders' Equity

                         PRO FORMA FINANCIAL INFORMATION
                              ATC HEALTHCARE, INC.
                 PROFORMA CONSOLIDATED OF OPERATIONS- UNAUDITED
                      FOR THE YEAR ENDED FEBRUARY 29, 2004
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                         HISTORICAL    HISTORICAL
                        CONSOLIDATED      ATC                          PROFORMA
                                       STAFFING
                            ATC        SERVICES,       OTHER             ATC
                         HEALTHCARE,     INC.       ADJUSTMENTS      HEALTHCARE,
                            INC.                                         INC.
                        ------------  -----------   -----------      -----------
Service revenues            130,401       49,186             -           81,215
Costs and Expenses
Cost of sales               103,191       39,998             -           63,193
Selling, General and         27,387        4,172             -           23,215
Administrative
Operating (Loss) income        (177)       5,016             -           (5,193)
Interest expense, net         4,151        2,428           329(1)         1,394
Other (income), net            (139)           -             -             (139)
Income (Loss) before
 income taxes                (4,189)       2,588          (329)          (6,448)
Income tax provision          1,991            -             -            1,991
(Loss) income from
 operations                  (6,180)       2,588          (329)          (8,439)
Net (Loss) income            (6,180)       2,588          (329)          (8,439)
Dividends Accreted to            67            -             -               67
Preferred Stockholders
Net (loss) income
 available to common
 stockholders                (6,247)       2,588          (329)          (8,506)
(Loss) earnings per
 common share-basic            (.25)           -             -             (.35)
(Loss) earnings per
 common share-diluted          (.25)           -             -             (.35)
Loss from discontinued
 operations
Net loss per common share
Weighted average number
 of common shares
 outstanding
Basic                        24,468            -             -           24,468
Diluted                      24,468            -             -           24,468

                         PRO FORMA FINANCIAL INFORMATION
                              ATC HEALTHCARE, INC.
                 PROFORMA CONSOLIDATED OF OPERATIONS- UNAUDITED
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 2004
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                         HISTORICAL    HISTORICAL
                        CONSOLIDATED      ATC                          PROFORMA
                                       STAFFING
                            ATC        SERVICES,       OTHER             ATC
                         HEALTHCARE,     INC.       ADJUSTMENTS      HEALTHCARE,
                            INC.                                         INC.
                        ------------  -----------   -----------      -----------
Service revenues             80,742       28,487             -           52,255
Cost and Expenses
Cost of sales                63,749       22,909             -           40,840
Selling, General and         17,314        3,547             -           13,767
Administrative
Operating (Loss) Income        (321)       2,031             -           (2,352)
Interest expense, net         3,258        1,826           267(1)         1,165
Other (income), net            (694)          (2)            -             (692)
Adjustment of TCLS
 Guarantee                   (2,293)           -             -           (2,293)
Income (Loss) before
 income taxes                  (592)         207          (267)            (532)
Income tax provision            990            -             -              990
(Loss) income from
 operations                  (1,582)         207          (267)          (1,522)
Net income (loss)            (1,582)         207          (267)          (1,522)
Dividends Accreted to            53            -             -               53
Preferred Stockholders
Net (loss) income
 available to common
 stockholders                (1,635)         207          (267)          (1,575)
(Loss) earnings per
 common share-basic            (.07)           -             -             (.06)
(Loss) earnings per            (.07)           -             -             (.06)
 common share-diluted
Loss from discontinued
operations
Net loss per common share
Weighted average number
 of common shares
outstanding
Basic                        24,919            -             -           24,919
Diluted                      24,919            -             -           24,919

                              ATC Healthcare, Inc.
         Notes to Unaudited Pro Forma Consolidated Financial Statements

The Pro Forma Consolidated Balance Sheet reflects the financial position of the Company after giving effect to the disposition of the assets and liabilities of ATC Staffing Services, Inc. discussed in Item 2 as if the disposition took place on November 30, 2004. The Pro Forma Consolidated Statements of Operations for the fiscal year ended February 29, 2004 and the nine months ended November 30, 2004, assume that the disposition occurred on March 1, 2003 and March 1, 2004 respectively and are based on the operations of the Company for the period then ended. Such Pro Forma Financial Statements also reflect the pay down of approximately $1,900 of term debt, approximately $ 11,544 in revolving credit borrowings and the pay down and restructure of $21,483 of notes payable with the proceeds from the ATC Staffing Services, Inc. sale and the resulting reduction in interest expense.

The Unaudited Pro Forma Consolidated Financial Statements have been prepared by the Company based on adjustments necessary to reflect the disposition. The unaudited proforma Consolidated Financial Statements presented here in are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or the results of operations that would have actually occurred had the transaction been effective as of the period presented.

PROFORMA CONSOLIDATED BALANCE SHEET

     1) To adjust for assets sold to Onward Healthcare for $20,000 less escrow of $1,250 and closing costs of approximately $880.
     2) To write-off remaining goodwill associated with the acquisition of All Care by ATC in January 2002.
     3) To reflect the use of proceeds to pay down bank debt and certain notes with proceeds from the transaction as well as reflecting the restructure of notes payable.
     4) To record $1,250 of escrow funds receivable due to the purchase of All Care by Onward.
     5) To record additional reduction in bank debt after taking into account proceeds used in footnote 3.
     6) To record the loss on disposal of All Care transaction of approximately $3,626 ($8,988 less $5,362).

PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended, February 29, 2004

     1) Adjustment to record an additional $329 reduction of interest expense due to repayment of bank term debt and of revolving credit debt with proceeds from sale of ATC Staffing Services, Inc.

PROFORM CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended, November 30, 2004

     1) Adjustment to record an additional $267 reduction of consolidated interest expense due to repayment of bank term debt and revolving credit debt with proceeds from sale of ATC Staffing Services, Inc.